EXHIBIT 10.20


                          GUARANTOR SECURITY AGREEMENT

      This GUARANTOR SECURITY AGREEMENT (this "Agreement") is as of June 16, 2004, by each of the parties listed on the signature page hereof, and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as Annex 1, as Pledgors (each a "Pledgor", and collectively, the "Pledgors"), and Wells Fargo Foothill, Inc., a California corporation, as agent for the Lenders (as defined in the hereinafter defined Loan Agreement) ("Agent").

                              W I T N E S S E T H:

      WHEREAS, The Old Evangeline Downs, L.L.C., a Louisiana limited liability company, and Diamond Jo, LLC (formerly known as Peninsula Gaming Company, LLC), a Delaware limited liability company, as borrowers (each, a "Borrower" and collectively, the "Borrowers"), Agent, and the Lenders are parties to that certain Loan and Security Agreement dated as of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement), pursuant to which the Lender Group has agreed to extend credit to the Borrowers from time to time pursuant to the terms and conditions thereof; and

      WHEREAS, Pledgors are Affiliates of the Borrowers, and each Pledgor has determined that it will realize substantial direct and indirect benefits as a result of the extension of credit to the Borrowers pursuant to the Loan Agreement, and such Pledgor's execution, delivery and performance of this Agreement are within such Pledgor's corporate or other purposes and are in the best interests of such Pledgor; and

      WHEREAS, it is a condition precedent to the execution and delivery of the Loan Agreement by the Lender Group and the extension of credit to the Borrowers thereunder that each Pledgor execute and deliver this Agreement to Agent and grant a security interest to Agent, for the benefit of the Lender Group, in order to ensure and secure the prompt performance of all covenants, agreements and liabilities of the Borrowers and the Guarantors (each, a "Loan Party", and collectively, the "Loan Parties") under the Loan Documents and the prompt repayment of any and all now existing or hereafter arising Obligations and other obligations of the Loan Parties under the Loan Documents (including, without limitation, any interest, fees or other charges in respect of the Loan Agreement and the other Loan Documents that would accrue but for the filing of an Insolvency Proceeding with respect to any Borrower, whether or not such claim is allowed in such Insolvency Proceeding) (other than the FF&E Obligations);

      NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

      1. Defined Terms. As used in this Agreement, "Books" means all of Pledgors' now owned or hereafter acquired books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of each

Pledgor's Records relating to its or their business operations or financial condition, and all of its or their goods or General Intangibles related to such information).

      2. Grant of Security. Each Pledgor hereby unconditionally grants, assigns and pledges to Agent, for the benefit of the Lender Group, a continuing first priority security interest in and security title to (together with a right of setoff) all personal property of such Pledgor (hereinafter referred to as the "Security Interest"), including, without limitation, all of such Pledgor's right, title and interest in and to each of the following, whether now owned or hereafter acquired (collectively, the "Collateral"):

            (a) all of its Accounts;

            (b) all of its Books;

            (c) all of its commercial tort claims described on Schedule 1;

            (d) all of its deposit accounts, including all DDAs;

            (e) all of its Equipment;

            (f) all of its General Intangibles;

            (g) all of its Inventory;

            (h) all of its Investment Property;

            (i) all of its judgments;

            (j) all of its Negotiable Collateral;

            (k) all of such Pledgor's money or other assets that now or hereafter come into the possession, custody, or control of Agent or any other member of the Lender Group; and

            (l) all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Accounts, Books, Equipment, General Intangibles, Inventory, Investment Property, Negotiable Collateral, Real Property, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

      Notwithstanding the foregoing, "Collateral" shall not include any of the Excluded Assets.

      This Agreement and the Security Interest created hereby secure the full and prompt payment, performance and satisfaction of (a) all covenants, agreements and liabilities of the Borrowers under the Loan Documents and all now existing or hereafter arising Obligations (including, without limitation, any interest, fees and other charges in respect of the Loan Agreement and the other Loan Documents that would accrue but for the filing of an Insolvency Proceeding with respect to any Borrower, regardless of whether such claim is allowed in such


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

Insolvency Proceeding but excluding the FF&E Obligations), and (b) the obligations of each Guarantor arising from the Loan Documents to which such Guarantor is a party, whether direct or indirect, absolute or contingent, now or hereafter existing, joint or several, due or to become due, primary or secondary, liquidated or unliquidated, or secured or unsecured, and however acquired by Agent or any other member of the Lender Group, together with all other now existing or hereafter arising Guaranteed Obligations (as that term is defined in the Guaranties) (all of the foregoing now existing or hereafter arising obligations being referred to, collectively, as the "Secured Obligations"). Agent's Liens in and to the Collateral shall attach to all Collateral without further act on the part of Agent or Pledgors.

      3. Uniform Commercial Code Financing Statements; Further Assurances.

            (a) Each Pledgor authorizes Agent to file, transmit, or communicate, as applicable, Uniform Commercial Code financing statements, original financing statements in-lieu of continuation statements and amendments describing the Collateral as "all personal property of debtor" or "all assets of debtor" or words of similar effect in order to perfect Agent's Security Interest in the Collateral without such Pledgor's signature, to the extent permitted by applicable law; provided, however, that Agent shall, in each case, clearly identify Excluded Assets as excepted items, as applicable.

            (b) At any time upon the request of Agent, Pledgors shall execute and deliver, or cause other Persons (including, without limitation, those in possession of any Collateral) to execute and deliver, all further instruments and documents, and take all further action, (i) to perfect and continue perfection of Agent's Security Interest in the Collateral (whether now owned or hereafter arising or acquired or tangible or intangible), (ii) to create, perfect and insure Liens in favor of Agent in any Real Property acquired after the Closing Date, (iii) in order to consummate fully all of the transactions contemplated hereby and under the other Loan Documents and (iv) to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Pledgor shall:

                  (i) execute and deliver,  or cause other  Persons  (including, without limitation, those in possession of any Collateral) to execute and deliver, any and all financing statements, original financing statements in lieu of continuation statements, fixture filings, security agreements, pledges, real property security instruments, assignments, Collateral Access Agreements, instruments, powers of attorney, endorsements of certificates of title, and all other documents (collectively, the "Additional Documents") that Agent may request in its Permitted Discretion, in form and substance reasonably satisfactory to Agent;

                  (ii) at any reasonable time, upon request by Agent, exhibit the Collateral for, and allow inspection of the Collateral by, Agent, or persons designated by Agent; and

                  (iii) at Agent's reasonable request, appear in and defend any action or proceeding that may affect Agent's security interest in all or any part of the Collateral.


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

            (c) To the maximum extent permitted by applicable law, each Pledgor authorizes Agent to execute any such Additional Documents in the applicable Pledgor's name and authorizes Agent to file such executed Additional Documents in any appropriate filing office. Each Pledgor also hereby ratifies its authorization for Agent to have filed in any jurisdiction any financing statements or amendments thereto filed prior to the date hereof. No Pledgor shall terminate, amend or file a correction statement with respect to any Uniform Commercial Code financing statement filed pursuant to this Section 3 without Agent's prior written consent, which consent shall not be unreasonably withheld.

            (d) In addition, on such periodic basis as Agent shall require, each Pledgor shall (i) provide Agent with a report of all new patentable, copyrightable, or trademarkable materials acquired or generated by such Pledgor during the prior period, (ii) cause all patents, copyrights, and trademarks acquired or generated by such Pledgor that are not already the subject of a registration with the appropriate filing office (or an application therefor diligently prosecuted) to be registered with such appropriate filing office in a manner sufficient to impart constructive notice of such Pledgor's ownership thereof and (iii) cause to be prepared, executed, and delivered to Agent supplemental schedules to the applicable Loan Documents to identify such patents, copyrights, and trademarks as being subject to the security interests created thereunder.

            (e) In addition, if any Pledgor acquires any commercial tort claim or judgment after the date hereof, such Pledgor shall promptly (but in any event within 3 Business Days after such acquisition) deliver to Agent a written description of such commercial tort claim or judgment, as applicable, and shall deliver a written agreement, in form and substance satisfactory to Agent, pursuant to which such Pledgor shall grant a perfected security interest in all of its right, title and interest in and to such commercial tort claim or judgment, as applicable, to Agent, as security for the Secured Obligations.

            (f) In addition, each Pledgor shall furnish to Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in reasonable detail.

      4. Negotiable Collateral and Chattel Paper. Each Pledgor covenants and agrees with Agent that from and after the Closing Date and until the date of termination of this Agreement in accordance with Section 24:

            (a) In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, such Pledgor shall immediately notify Agent and, if and to the extent that perfection or priority of Agent's security interest with respect to such Collateral is dependent on or enhanced by possession, such Pledgor, immediately upon the request of Agent, shall endorse and deliver physical possession of such Negotiable Collateral to Agent;

            (b) Upon request by Agent, such Pledgor shall take all steps reasonably necessary to grant Agent control of all electronic Chattel Paper in accordance with the Code and all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act; and


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

            (c) In the event such Pledgor, with Agent's consent, retains possession of any Chattel Paper or instruments otherwise required to be endorsed and delivered to Agent pursuant to Section 4(a), all of such Chattel Paper and instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured thereby are subject to the security interest of Wells Fargo Foothill, Inc., as Agent".

      5. Right to Inspect. Agent and each Lender (through any of their respective officers, employees, or agents) shall have the right, from time to time and during normal business hours hereafter, to inspect the Books and to check, test, and appraise the Collateral in order to verify Pledgors' financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

      6. Control Agreements. Each Pledgor agrees that it will not transfer assets out of any Securities Accounts other than as permitted under Section 7.19 of the Loan Agreement and, if to another securities intermediary, unless such Pledgor, Agent, and the substitute securities intermediary have entered into a Control Agreement. No arrangement contemplated hereby or by any Control Agreement in respect of any Securities Accounts or other Investment Property shall be modified by any Pledgor without the prior written consent of Agent. Upon the occurrence and during the continuance of Event of Default, Agent may notify any securities intermediary to liquidate the applicable Securities Account or any related Investment Property maintained or held thereby and remit the proceeds thereof to the Loan Account.

      7. Representations and Warranties. Each Pledgor represents and warrants to Agent and the other members of the Lender Group as follows:

            (a) Such Pledgor is duly organized and existing and in good standing under the laws of the jurisdiction of its organization and qualified to do business in any state where the failure to be so qualified reasonably could be expected to have a Material Adverse Change;

            (b) The execution, delivery, and performance by such Pledgor of this Agreement and the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of such Pledgor;

            (c) The execution, delivery, and performance by such Pledgor of this Agreement and the Loan Documents to which it is a party do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to any Pledgor, the Governing Documents of any Pledgor, or any order, judgment, or decree of any court or other Governmental Authority binding on any Pledgor,
(ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Pledgor (including any of the Senior Note Documents or the OED Note Documents), (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of any Pledgor, other than Permitted Liens, or (iv) require any approval of any Pledgor's members or shareholders or any approval or consent of any Person under any material contractual obligation of any Pledgor;

            (d) (i) The execution, delivery, and performance by each Pledgor of this Agreement and the Loan Documents to which such Pledgor is a party and the exercise by Agent


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

of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law) do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person, other than (i) the filing of financing statements and the execution and delivery by the applicable securities intermediary or bank of each Control Agreement, (ii) any consent or approval that has been obtained and remains in full force and effect and (iii) with respect to the exercise by Agent of any rights or remedies in respect of any Collateral, to the extent authorizations, consents or approvals are required by the applicable Gaming Authority or under any intellectual property license, contract or agreement and to the extent any actions are required to be performed by Agent;

            (e) This Agreement and the other Loan Documents to which such Pledgor is a party, and all other documents contemplated hereby and thereby, when executed and delivered by such Pledgor, will be the legally valid and binding obligations of such Pledgor, enforceable against such Pledgor, in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally;

            (f) Each Pledgor has good and indefeasible title to the Collateral, free and clear of Liens except for Permitted Liens and except for defects in title that do not interfere in any material respect with its ability to conduct its business or to utilize such property for its intended purpose;

            (g) Upon the filing of Uniform Commercial Code financing statements in the jurisdictions set forth on Schedule 2 attached hereto, the Security Interest in the Collateral granted hereunder shall constitute at all times a valid first priority security interest, perfected with respect to all Collateral for which the filing of the Uniform Commercial Code financing statements is a valid method of perfection, and, assuming timely filing of continuation statements, vested in Agent, in and upon the Collateral, free of any Liens except for Permitted Liens;

            (h) Each Pledgor's (i) legal name as set forth on the public records of such Pledgor's jurisdiction of organization is as set forth on the signature page hereof for such Pledgor, (ii) Organizational I.D. Number and FEIN are as set forth on Schedule 3 for such Pledgor, and (iii) chief executive office and all other locations of such Pledgor are as set forth on Schedule 4, and (iv) as of the Closing Date, no Pledgor holds any commercial tort claim, except as disclosed on Schedule 1;

            (i) All written information supplied by any Pledgor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects;

            (j) All of the Equipment (other than any that may have become obsolete or worn-out) is used or held for use in Pledgors' business and is fit for such purposes;

            (k) The Inventory and Equipment are not stored with a bailee, warehouseman, or similar party and are located only at the locations identified on Schedule 4;


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

            (l) Each Pledgor keeps correct and accurate records itemizing and describing the type, quality, and quantity of its Inventory and the book value thereof;

            (m) Peninsula Gaming, LLC ("Parent") does not (i) own or lease, directly or indirectly, any real, personal, intangible or tangible property of any nature other than the Equity Interests of the Borrowers, (ii) conduct, transact or otherwise engage in any business or operations other than those incidental to the ownership of such Equity Interests of the Borrowers or (iii) have any material obligations or liabilities other than under (1) the Loan Documents and (2) the Senior Note Documents; and

            (n) The Old Evangeline  Downs Capital Corp. ("OED Capital") does not
(i) own or lease, directly or indirectly, any real, personal, intangible or tangible property of any nature, (ii) conduct, transact or otherwise engage in any business or operations other than in connection with and as required by the OED Note Documents or (iii) have any material obligations or liabilities other than under (1) the Loan Documents, (2) the OED Note Documents and (3) the Senior Note Documents.

            The warranties, representations, and agreements set forth in this Agreement and the other Loan Documents to which each Pledgor is a party shall be conclusively presumed to have been relied upon by Agent and the other members of the Lender Group and shall be cumulative and in addition to any and all other warranties, representations, and agreements which each Pledgor shall now or hereinafter give, or cause to be given, to Agent. The representations and warranties herein shall be deemed to have been made by each Pledgor on each date of each borrowing under the Loan Agreement on and as of such date of borrowing as though made hereunder on and as of such date.

      8. Incorporation of Representations, Warranties and Covenants. Each Pledgor that is a Subsidiary of a Borrower agrees that, for purposes of this Agreement, all of the representations, warranties and covenants made by Borrowers on behalf of or relating to each "Subsidiary" in Sections 4, 5, 6 and 7 of the Loan Agreement shall be deemed incorporated by reference into and made an express part of this Agreement, as fully and completely as if set forth expressly herein, and such Pledgor shall comply herewith and be bound thereby. Each Pledgor ratifies and affirms each representation and warranty made with respect to it or on its behalf by any Borrower in the Loan Agreement.

      9. Agent's Perfected First Priority Security Interest. Each Pledgor shall take or cause to be taken such acts and actions as shall be necessary or appropriate to ensure that the Security Interest in the Collateral shall not become subordinate or junior to the security interests, liens or claims of any other Person other than Permitted Liens, and that the Collateral shall not otherwise be or become subject to any Lien, except for Permitted Liens, it being understood that the foregoing shall not obligate any Pledgor to file any continuation statement.

      10. Parent and OED Capital.

            (a)   Parent   hereby   covenants   and  agrees  not  to  incur  any
Indebtedness, grant any Liens or conduct, transact or otherwise engage in any business or operations other than in


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

connection with and as required by the Loan Documents and the Senior Note Documents and those incidental to the ownership of the Equity Interests of the Borrowers.

            (b) OED Capital hereby covenants and agrees not to incur any Indebtedness, grant any Liens or conduct, transact or otherwise engage in any business or operations other than in connection with and as required by the Loan Documents, the Senior Note Documents and the OED Note Documents.

      11. Negative Covenants. Each Pledgor covenants and agrees that until payment in full of the Secured Obligations, it will not do any of the following:

            (a) Change its name, FEIN, corporate structure, or identity, or add any new fictitious name; provided, however, that a Pledgor may change its name upon at least 30 days' prior written notice by such Pledgor to Agent of such change and so long as, at the time of such written notification, such Pledgor provides any financing statements or fixture filings necessary to perfect and continue perfected Agent's security interests;

            (b) Relocate its chief executive office to a new location, in each case without providing to Agent (i) at least 5 days' prior written notification thereof and (ii) upon request of Agent, a Collateral Access Agreement with respect to such new location. The Inventory and Equipment shall not at any time now or hereafter be stored with a bailee, warehouseman, or similar party without Agent's prior written consent;

            (c) deliver any document evidencing any Equipment or Inventory to any Person other than the issuer of such document to claim the goods evidenced therefor, Agent or any other holder or representative of a holder of a Permitted Lien;

            (d) except for Permitted Dispositions, dispose of any item or portion of the Collateral; or

            (e) acquire by  purchase  or  otherwise  any Real  Property  without providing to Agent, at or prior to the time of such acquisition, such Pledgor provides such documents as requested by Agent pursuant to Section 3(b), including, without limitation, mortgagee title insurance policies, legal descriptions and, as applicable, Collateral Access Agreements with respect to such Real Property and an opinion from counsel to such Pledgor with respect to real estate matters in form and substance reasonably satisfactory to Agent.

      12. Personal Property. The parties intend that, to the extent permitted by applicable law, the Collateral shall remain personal property irrespective of the manner of its attachment or affixation to realty.

      13. [Intentionally omitted.]

      14. Agent's Rights and Remedies.

            (a) Upon the occurrence and during the continuation of an Event of Default, Agent, at the request of the Required Lenders, is hereby authorized to:


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                  (i)  Settle  or  adjust  disputes  and  claims  directly  with
Pledgors' Account Debtors of Accounts constituting Collateral for amounts and upon terms which Agent considers advisable, and, in such cases, Agent will credit the Loan Account with only the net amounts received by Agent in payment of such disputed Accounts after deducting all Lender Group Expenses incurred or expended in connection therewith;

                  (ii) Cause each Pledgor to hold all returned Inventory constituting Collateral in trust for the Lender Group, segregate all returned Inventory constituting Collateral from all other assets of such Pledgor or in such Pledgor's possession and conspicuously label said returned Inventory as the property of the Lender Group;

                  (iii) Without notice to or demand upon each Pledgor, make such payments and do such acts as Agent considers necessary or reasonable to protect its security interests in the Collateral. Each Pledgor agrees to assemble the Collateral if Agent so requires, and to make the Collateral available to Agent at a place that Agent may designate that is reasonably convenient to both parties. Each Pledgor authorizes Agent to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any Lien that in Agent's determination appears to conflict with the Liens of Agent and to pay all expenses incurred in connection therewith and to charge the Borrowers' Loan Account therefor. With respect to any of any Pledgor's owned or leased premises, each Pledgor hereby grants Agent a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of the Lender Group's rights or remedies provided herein, at law, in equity, or otherwise;

                  (iv) Without notice to any Pledgor (such notice being expressly waived), and without constituting a retention of any collateral in full or partial satisfaction of an obligation (within the meaning of the Code), set off and apply to the Secured Obligations any and all (i) balances and deposits of such Pledgor held by the Lender Group, or (ii) Indebtedness at any time owing to or for the credit or the account of such Pledgor held by the Lender Group;

                  (v) Hold, as cash collateral, any and all balances and deposits of any Pledgor held by the Lender Group to secure the full and final repayment of all of the Secured Obligations;

                  (vi) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Each Pledgor hereby grants to Agent a license or other right to use, without charge, such Pledgor's labels, patents, copyrights, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Security Interest, in completing production of, advertising for sale, and selling any Collateral and such Pledgor's rights under all licenses and all franchise agreements shall inure to the Lender Group's benefit;

                  (vii) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including each Pledgor's or each Borrower's premises) as Agent determines is commercially reasonable and it is not necessary that the Collateral be present at any such sale;

                  (viii) Give notice of the disposition of the Collateral as follows:

                        (A) Agent shall give Pledgors (for the benefit of the applicable Pledgor) a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, the time on or after which the private sale or other disposition is to be made; and

                        (B) the notice shall be personally delivered or mailed, postage prepaid, to each Pledgor as provided in Section 26, at least 10 days before the earliest time of disposition set forth in the notice; no notice needs to be given prior to the disposition of any portion of the Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market;

                  (ix) Credit bid and purchase at any public sale;

                  (x) Seek the appointment of a receiver or keeper to take possession of all or any portion of the Collateral or to operate same and, to the maximum extent permitted by law, may seek the appointment of such a receiver without the requirement of prior notice or a hearing; and

                  (xi) Have all other rights and remedies available at law or in equity or pursuant to any other Loan Document.

            (b) Pledgors hereby acknowledge and agree that the notice described in Section 14(a)(viii)(B), when given, shall constitute a reasonable "authenticated notification of disposition" within the meaning of Section 9-611 of the Uniform Commercial Code, as in effect from time to time in any applicable jurisdiction.

            (c) Agent or any other member of the Lender Group may be a purchaser of any or all of the Collateral at any public or, to the extent permitted under the Code, private sale in accordance with the Code and Agent, as secured party for and representative of the Lender Group, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the Code, to use and apply any of the Secured Obligations of such Pledgor as a credit on account of the purchase price for any Collateral payable by Agent at such sale. To the extent provided under the Code or other applicable law, each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor and Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted until payment in full of the Secured Obligations. Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor and by notice to the applicable Pledgor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives any claims against Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Agent accepts the first offer received and does not offer such Collateral to more than one offeree. Each Pledgor further agrees that a breach of any of the covenants contained in this Section 14 will cause irreparable injury to Agent, that Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 14 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section 14 shall in any way alter the rights of Agent under this Agreement.

            (d) Agent  may sell the  Collateral  following  the  occurrence  and during the continuance of an Event of Default without giving any warranties as to the Collateral. Agent may specifically disclaim or modify, in its sole discretion, any warranties of title or the like as to any Collateral. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of any of the Collateral. Agent may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. Leasing and licensing of Collateral by Agent to third Persons are types of sales permitted hereunder.

            (e) If Agent sells any of the Collateral of any Pledgor on credit, the Secured Obligations of such Pledgor will be credited only with payments actually made by the purchaser and received by Agent and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Agent may resell the Collateral.

            (f) Agent shall have no obligation to marshal any of the Collateral.

            (g) All amounts and proceeds (including checks and other instruments) received by any Pledgor in respect of amounts due to such Pledgor in respect of the Collateral or any portion thereof following the occurrence and during the continuance of an Event of Default shall be received in trust for the benefit of Agent hereunder, shall be segregated from other funds of such Pledgor and shall be forthwith paid over or delivered to Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 19 following the occurrence and during the continuance of an Event of Default. Upon demand from Agent following the occurrence and during the continuance of an Event of Default, Pledgors shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

            (h) Each Pledgor agrees that, upon the occurrence of and during the continuance of an Event of Default and at Agent's request, such Pledgor will immediately file such applications for approval and shall take all other and further actions required by Agent to obtain such approvals or consents of regulatory authorities as are necessary to transfer ownership and control to Agent of the Gaming Licenses held by it, or its interest in any Person holding any such Gaming License. To enforce the provisions of this Section 14(h), Agent is empowered to request the appointment of a receiver from any court of competent jurisdiction. Such receiver shall be instructed to seek from the applicable Gaming Authority an involuntary transfer of control of any Gaming License for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. Each Pledgor hereby agrees to authorize such an involuntary transfer of control upon the request of the receiver so appointed and, if any Pledgor or any such Restricted Subsidiary shall refuse to authorize the transfer, its approval may be required by the court. Upon the occurrence and continuance of an Event of Default, each Pledgor shall further use its reasonable best efforts to assist in obtaining approval of the applicable Gaming Authority, if required, for any action or transactions contemplated by this Agreement or the Loan Documents, including, without limitation, preparation, execution, and filing with the applicable Gaming Authority of the assignor's or transferor's portion of any application or applications for consent to the assignment of any Gaming License or transfer of control necessary or appropriate under the applicable Gaming Authority's rules and regulations for approval of the transfer or assignment of any portion of the Collateral, together with any Gaming License or other authorization. Each Pledgor acknowledges that the assignment or transfer of Gaming Licenses is integral to Agent's realization of the value of the Collateral, that there is no adequate remedy at law for failure by any Pledgor to comply with the provisions of this Section 14(h) and that such failure would not be adequately compensable in damages, and therefore agrees that the agreements contained in this Section 14(h) may be specifically enforced.

            (i) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Pledgors. Any excess that exists after disposition of the Collateral will be returned, without interest and subject to the rights of third Persons, by Agent to Pledgors.

            (j) In the event Agent elects to commence foreclosure proceeding under Louisiana law, Agent may cause such Collateral, or any part or parts thereof, to be immediately seized and sold, whether in term of court or in vacation, under ordinary or executory process, in accordance with applicable Louisiana law, to the highest bidder for cash, with or without appraisement, and without the necessity of making additional demand upon or notifying Pledgors or any Person or placing Pledgors or any Person in default, all of which are expressly waived. For purposes of foreclosure under Louisiana executory process procedures, each Pledgor confesses judgment and acknowledges to be indebted unto and in favor of Agent up to the full amount of the Secured Obligations, in principal, interest, costs, expenses, attorneys' fees and other fees and charges. To the extent permitted under applicable Louisiana law, each Pledgor additionally waives: (i) the benefit of appraisal as provided in Articles 2332, 2336, 2723 and 2724 of the Louisiana Code of Civil Procedure, and all other laws with regard to appraisal upon judicial sale; (ii) the demand and 3 days' delay as provided under Articles 2639 and 2721 of the Louisiana Code of Civil Procedure; (iii) the notice of seizure as provided under Articles 2293 and 2721 of the Louisiana Code of Civil Procedure; (iv) the 3 days' delay provided under Articles 2331 and 2722 of the Louisiana Code of Civil Procedure; and (v) all other benefits provided under Articles 2331, 2722 and 2723 of the Louisiana Code of Civil Procedure and all other articles not specifically mentioned above. Should it become necessary for Agent to foreclose under this Agreement, all declarations of fact, which are made under an authentic act before a Notary Public in the presence of 2 witnesses, by a Person declaring such facts to lie within his or her knowledge, shall constitute authentic evidence for purposes of executory process and also for purposes of La. R.S. 9:3509.1, La. R.S. 9:3504(D)(6) and La. R.S. 10:9-629, as applicable. In addition to the foregoing rights and remedies, Agent may elect to effect the seizure and disposition of the Collateral pursuant to any procedures as may be authorized by Louisiana law from time to time.

            (k) All rights, remedies, and powers provided in this Agreement relative to the Collateral may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provision of the Applicable Gaming Laws and all provisions of this Agreement relative to the Collateral are intended to be subject to all applicable mandatory provisions of the Applicable Gaming Laws and to be limited solely to the extent necessary to not render the provisions of this Agreement invalid or unenforceable, in whole or in part. Agent will timely apply for and receive all required approvals of the applicable Gaming Authority for the sale or other disposition of Gaming Equipment regulated by Applicable Gaming Laws (including any such sale or disposition of Gaming Equipment consisting of slot machines, gaming tables, cards, dice, gaming chips, player tracking systems, and all other "gaming devices" (as such term or words of like import referring thereto are defined in the Applicable Gaming Laws), and "associated equipment" (as such term or words of like import referring thereto are defined in the Applicable Gaming Laws).

      15. Remedies Cumulative. Each Pledgor agrees that the rights and remedies of the Lender Group under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. Agent and the other members of the Lender Group shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. Each Pledgor further expressly agrees that Agent shall in no event be under any obligation to resort to any Collateral secured hereby prior to exercising any other rights that Agent may have against such Pledgor or its property, nor shall Agent be obliged to resort to any other collateral or security for the Secured Obligations prior to any exercise of Agent's rights against such Pledgor and its property hereunder. No exercise by Agent of one right or remedy shall be deemed an election, and no waiver by Agent of any Event of Default shall be deemed a continuing waiver. No delay by Agent shall constitute a waiver, election, or acquiescence by it.

      16. Agent's Right to Perform Contracts. Upon the occurrence and during the continuation of an Event of Default, Agent (or its designee) may proceed to perform any and all of the obligations of any Pledgor contained in any contract, lease or other agreement and exercise any and all rights of any Pledgor therein contained as fully as such Pledgor itself could.

      17. Collection of Accounts, General Intangibles, and Negotiable Collateral. At any time after the occurrence and during the continuation of an Event of Default, Agent or Agent's designee may (a) notify Account Debtors of Accounts constituting Collateral of any and all Pledgors that the Accounts, Chattel Paper, or General Intangibles (other than the Excluded Assets) have been assigned to Agent or that Agent has a security interest therein, or (b) collect the Accounts, Chattel Paper, or General Intangibles (other than the Excluded Assets) directly and charge the collection costs and expenses to the Loan Account. Each Pledgor agrees that it will hold in trust for the Lender Group, as the Lender Group's trustee, any Collections constituting Collateral that it receives and immediately will deliver said Collections to Agent in their original form as received by the applicable Pledgor.

      18. Power of Attorney. Each Pledgor hereby irrevocably makes, constitutes, and appoints Agent (and any of Agent's officers, employees, or agents designated by Agent) as such Pledgor's true and lawful attorney, with power to, from time to time in its discretion, take any action and to execute any instrument that it may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, the following: (a) if such Pledgor refuses to, or fails timely to execute and deliver any of the documents described in Section 3, sign the name of such Pledgor on any of the documents described in Section 3; and (b) at any time that an Event of Default has occurred and is continuing, (i) sign such Pledgor's name on any invoice or bill of lading relating to the Collateral, drafts against Account Debtors of Accounts constituting Collateral, or notices to Account Debtors of Accounts constituting Collateral, (ii) send requests for verification of Accounts to the applicable Account Debtors, (iii) endorse such Pledgor's name on any Collection item that may come into the Lender Group's possession, (iv) make, settle, and adjust all claims under such Pledgor's policies of insurance and make all determinations and decisions with respect to such policies of insurance and (v) settle and adjust disputes and claims respecting Accounts, Chattel Paper or General Intangibles (other than the Excluded Assets) directly with Account Debtors or other applicable third parties, for amounts and upon terms that Agent determines to be reasonable, and Agent may cause to be executed and delivered any documents and releases that Agent determines to be necessary. The appointment of Agent as each Pledgor's attorney, and each and every one of its rights and powers, being coupled with an interest, is irrevocable until the date of termination of this Agreement in accordance with Section 24.

      19. Application of Proceeds. After deducting all reasonable expenses and charges (including Agent's attorneys' fees) of retaking, keeping, storing and selling the Collateral, Agent shall apply the proceeds in payment of any of the Secured Obligations in the order of application set forth in the Loan Agreement. Each Pledgor agrees that if steps are taken by Agent to enforce its rights hereunder, or to realize upon any of the Collateral, such Pledgor shall pay to Agent the amount of Agent's costs, including reasonable attorneys' fees, and each Pledgor's obligation to pay such amounts shall be deemed to be a part of the Secured Obligations secured hereunder.

      20. The Lender Group's Liability for Collateral. Each Pledgor hereby agrees that: (a) so long as Agent complies with its obligations, if any, under the Code, the Lender Group shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person; and (b) all risk of loss, damage, or destruction of the Collateral shall be borne by such Pledgor and any loss, damage or destruction of the Collateral shall not release any Pledgor from its obligations hereunder.

      21. Indemnification. Each Pledgor shall indemnify and hold harmless Agent and each other member of the Lender Group and any other Person acting hereunder for all losses, costs, damages, fees and expenses whatsoever associated with the exercise of the powers of attorney granted herein and shall release Agent, each other member of the Lender Group and any other Person acting hereunder from all liability whatsoever for the exercise of the foregoing powers of attorney and all actions taken pursuant thereto, except, in either event, in the case of gross negligence or willful misconduct by the Person seeking indemnification. This provision shall survive the termination of this Agreement and the Loan Agreement and the repayment of the Secured Obligations.

      22. Agent's Right to Immediate Possession of Collateral. Each Pledgor hereby acknowledges that the Secured Obligations arise out of a commercial transaction and agrees that if an Event of Default shall occur, Agent shall have the right to immediate possession without notice or a hearing, and hereby knowingly and intelligently waives any and all rights it may have to any notice and posting of a bond by Agent, prior to seizure by Agent, or any of its transferees, assigns or successors in interest, of the Collateral or any portion thereof.

      23. No Release or Waiver. No transfer or renewal, extension, assignment or termination of this Agreement or of the Loan Agreement or of any other Loan Document, or of any instrument or document executed and delivered by any Pledgor or any other obligor to Agent, nor additional advances made by the Lenders to the Borrowers, nor the taking of further security, nor the retaking or re-delivery of the Collateral to any Pledgor by Agent nor any other act of Agent or any other member of the Lender Group shall release any Pledgor from any Secured Obligation, except a release or discharge executed in writing by Agent in accordance with the Loan Agreement with respect to such Secured Obligation or upon full payment and satisfaction of all Secured Obligations as described in
Section 24 and termination of the Loan Agreement and the Commitments. Agent shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Agent in accordance with the Loan Agreement and then only to the extent therein set forth. A waiver by Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy that it would otherwise have had on any other occasion.

      24. Termination. This Agreement shall create a continuing security interest in the Collateral and shall terminate only upon the final payment in full in cash of the Secured Obligations (including either (a) providing cash collateral to be held by Agent for the benefit of the Lenders with a Revolver Commitment in an amount equal to 105% of the then extant Letter of Credit Usage, or (b) causing the original Letters of Credit to be returned to Agent), termination of the Loan Agreement and termination of the Commitments.

      25. Successors. (a) This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties hereto including, without limitation, any receiver or trustee of a Pledgor; provided, however, that no Pledgor may assign this Agreement or any rights or duties hereunder without Agent's prior written consent and any prohibited assignment shall be absolutely void ab initio. No consent to assignment by Agent shall release any Pledgor from its obligations to the Lender Group.

            (b) Agent and the other members of the Lender Group may, to the extent permitted under the Loan Agreement or any other Loan Documents, and pursuant to the notice provisions, as applicable, thereunder, sell, assign or transfer all or any part of the Secured Obligations, and in such event each and every permitted assignee, transferee, or holder of all or any of the Secured Obligations shall have the right to enforce this Agreement, by suit or otherwise, for the benefit of such permitted assignee, transferee or holder as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits. In the event this Agreement or the rights hereunder are so assigned by Agent, the term "Agent", wherever used herein, shall be deemed to refer to and include any such assignee.

      26. Notices. Any notice, demand or other communication that Agent may wish to give shall be served upon any Pledgor in the fashion prescribed for notices and at the address for such Pledgor in Section 14 of the Guaranty to which such Pledgor is a party and the notice so sent shall be deemed to be served as set forth in the Loan Agreement. All notices or other communication to Agent shall be served upon Agent at its address set forth in Section 12 of the Loan Agreement and in the fashion prescribed under Section 12 of the Loan Agreement.

      27. New  Subsidiaries.  Pursuant to, and subject to the terms of,  Section
6.19 of the Loan Agreement, the Borrowers may form any new Subsidiary or acquire any direct or indirect Subsidiary after the Closing Date so long as at the time of such formation or acquisition, such new Subsidiary (other than any CFC) enters into this Agreement by executing and delivering in favor of Agent an instrument in the form of Annex 1 attached hereto. Upon the execution and delivery of Annex 1 by such new Subsidiary, such new Subsidiary shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of any instrument adding an additional Pledgor as a party to this Agreement shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor hereunder.

      28. Governing Law. The validity of this Agreement, the construction, interpretation, and enforcement hereof and the rights of the parties hereto and the beneficiaries hereof with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

      29. Rights to Collateral; Change in Law. The parties acknowledge their intent that, upon the occurrence and during the continuance of an Event of Default, Agent shall receive, to the fullest extent permitted by applicable law and governmental policy, all rights necessary or desirable to access, obtain, use or sell the Collateral, and to exercise all remedies available to it under this Agreement, the Code, or other applicable law. The parties further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner Agent's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable Agent to obtain such rights of access, use or sale, Agent and Pledgors shall amend this Agreement in such manner as Agent shall request in order to provide Agent such rights to the greatest extent possible consistent with applicable law and governmental policy.

      30. Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

      31. Counterparts; Telefacsimile Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement.

      32. Modification. Neither this Agreement nor any of its terms, provisions or conditions may be altered, amended or modified in any way, except as specifically provided in a written instrument signed by an authorized officer of Agent and Pledgors.

      33. Survival of Provisions. All representations, warranties and covenants of each Pledgor contained herein shall survive the execution and delivery of this Agreement.

      34. Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

      35. Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

      36. Agent. The powers conferred on Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon Agent to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by Agent pursuant hereto, Agent shall have no duty with respect to the Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any of the Collateral. Each reference herein to any right granted to, benefit conferred upon or power exercisable, exercised, or action taken by Agent shall be deemed to be a reference to, or be deemed to have been so taken, as the case may be, by Agent in its capacity as Agent pursuant to the Loan Agreement for the benefit of the Lender Group, all as more fully set forth in the Loan Agreement.



               [Remainder of this page intentionally left blank.]

      IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.


PLEDGOR:                               PENINSULA GAMING, LLC, a Delaware
                                       limited liability company


                                       By:  /s/  Natalie A. Schramm
                                          --------------------------------------
                                       Name:   Natalie A. Schramm
                                       Title:  Chief Financial Officer



                                       THE OLD EVANGELINE DOWNS CAPITAL
                                       CORP., a Delaware corporation


                                       By:  /s/  Natalie A. Schramm
                                          --------------------------------------
                                       Name:   Natalie A. Schramm
                                       Title:  Chief Financial Officer

AGENT:                                 WELLS FARGO FOOTHILL, INC.,
                                       a California corporation, as agent


                                       By:  /s/  Todd R. Nakamoto
                                          --------------------------------------
                                       Name:   Todd R. Nakamoto
                                       Title:  Vice President

                                     ANNEX 1

                                       to

                          GUARANTOR SECURITY AGREEMENT

                               FORM OF SUPPLEMENT


      THIS SUPPLEMENT NO. __ (this "Supplement") dated as of __________ to the Guarantor Security Agreement dated as of June ___, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), by each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (each a "Pledgor" and collectively, the "Pledgors") and Wells Fargo Foothill, Inc., a California corporation, as agent for the Lenders (as defined below) ("Agent").

                                   WITNESSETH:

      WHEREAS, pursuant to that certain Loan and Security Agreement dated as of June __, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), among Agent, the lenders from time to time party thereto (the "Lenders") and The Old Evangeline Downs, L.L.C., a Louisiana limited liability company, and Diamond Jo, LLC (formerly known as Peninsula Gaming Company, LLC), a Delaware limited liability company (each, a "Borrower" and collectively, the "Borrowers"), the Lenders have agreed to extend credit to the Borrowers from time to time pursuant to the terms and conditions thereof; and

      WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement, and if not defined therein, in the Loan Agreement; and

      WHEREAS, Pledgors have entered into the Security Agreement in order to induce the Lenders to make the Loans and other financial accommodations contained in the Loan Agreement and the other Loan Documents; and

      WHEREAS, pursuant to Section 27 of the Security Agreement, each new Subsidiary of a Borrower (whether by acquisition or creation) (other than any CFC) must execute and deliver the Security Agreement, and the execution of the Security Agreement by the undersigned new Pledgor or Pledgors (collectively, the "New Pledgor") may be accomplished by the execution of this Supplement in favor of Agent; and

      WHEREAS, New Pledgor is a direct or indirect Subsidiary of a Borrower, and New Pledgor has determined that it will realize substantial direct and indirect benefits as a result of the loans and other financial accommodations extended to Borrowers pursuant to the Loan Agreement, and New Pledgor's execution, delivery and performance of this Guaranty is within New Pledgor's corporate or other purposes;

      NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the New Pledgor hereby agrees as follows:

      SECTION 1. In accordance with Section 27 of the Security Agreement, the New Pledgor, by its signature below, becomes a "Pledgor" under the Security Agreement with the same force and effect as if originally named therein as a "Pledgor" and the New Pledgor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a "Pledgor" thereunder and (b) represents and warrants that the representations and warranties made by it as a "Pledgor" thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Guaranteed Obligations, does hereby grant, assign, and pledge to Agent, for the benefit of the Lender Group, a security interest in all Collateral of New Pledgor, and all additions thereto and replacements thereof and all other property of New Pledgor whether now or hereafter created, acquired or reacquired, to secure the full and prompt payment of the Secured Obligations, including, without limitation, any interest thereon, plus attorneys' fees and expenses if the Secured Obligations represented by the Security Agreement are collected by law, through an attorney-at-law, or under advice therefrom. Each reference to a "Pledgor" in the Security Agreement shall be deemed to include the New Pledgor. The Security Agreement is incorporated herein by reference.

      SECTION 2. The New Pledgor represents and warrants to Agent that this Supplement has been duly executed and delivered by the New Pledgor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

      SECTION 3. This Supplement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Supplement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Supplement. Any party delivering an executed counterpart of this Supplement by telefacsimile also shall deliver an original executed counterpart of this Supplement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Supplement.

      SECTION 4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

      SECTION 5. The validity of this Supplement, the construction, interpretation, and enforcement hereof and the rights of the parties hereto and the beneficiaries hereof with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

      IN WITNESS WHEREOF, the New Pledgor has duly executed this Supplement to the Security Agreement as of the day and year first above written.


NEW PLEDGOR:                        [Name of New Pledgor]


Address: ________________________   By:_____________________________
         ________________________   Name:___________________________
         ________________________   Title:__________________________